Exhibit 10.1

                                                                  EXECUTION COPY

         INSTRUMENT OF RESIGNATION OF RESIGNING TRUSTEE, APPOINTMENT OF
                        SUCCESSOR TRUSTEE AND ACCEPTANCE

      INSTRUMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE (this "Agreement") entered into as of October 5, 2006 among Omnicom Group Inc., a New York corporation (the "Corporation"), Omnicom Capital Inc., a Connecticut corporation ("OCI"), Omnicom Finance Inc., a Delaware corporation ("OFI" and together with the Corporation and OCI, the "Issuers"), JPMorgan Chase Bank, N.A., a national banking association ("Resigning Trustee") and Deutsche Bank Trust Company Americas, a New York banking corporation ("Successor Trustee").

                               W I T N E S S E T H

      WHEREAS, the Issuers and Resigning Trustee have entered into each of:

      (i) the Indenture, dated as of February 7, 2001, as amended by the First Supplemental Indenture, dated as of February 13, 2004, the Second Supplemental Indenture, dated as of November 4, 2004, and the Third Supplemental Indenture, dated as of November 30, 2004 (as so amended, the "2031 Indenture"), which provides for the issuance of up to $850,000,000 principal amount of the Issuers' Liquid Yield Option(TM) Notes due 2031 (the "2031 Notes"), of which $847,031,000 million aggregate principal amount are outstanding as of the date hereof;

      (ii) the Indenture, dated as of March 6, 2002, as amended by the First Supplemental Indenture, dated as of February 13, 2004, the Second Supplemental Indenture, dated as of August 12, 2004, and the Third Supplemental Indenture, dated as of November 4, 2004 (as so amended, the "2032 Indenture"), which provides for the issuance of up to $900,000,000 principal amount of the Issuers' Zero Coupon Zero Yield Convertible Notes due 2032 (the "2032 Notes"), of which $727,029,000 million aggregate principal amount are outstanding as of the date hereof;

      (iii) the Indenture, dated June as of 10, 2003, as amended by the First Supplemental Indenture, dated as of November 5, 2003, the Second Supplemental Indenture, dated as of November 4, 2004, the Third Supplemental Indenture, dated as of November 10, 2004, and the Fourth Supplemental Indenture, dated as of June 30, 2006 (as so amended, the "2033 Indenture" and together with the 2031 Indenture and the 2032 Indenture, the "Convertible Indentures"), which provides for the issuance of up to $600,000,000 principal amount of the Issuers' Zero Coupon Zero Yield Convertible Notes due 2033 (the "2033 Notes") and Zero Coupon Zero Yield Convertible Notes due 2038 (the "2038 Notes" and together with the 2031 Notes, the 2032 Notes and the 2033 Notes, the "Convertible Notes"), of which $39,368,000 million aggregate principal amount of the 2033 Notes and $428,128,000 million aggregate principal amount of the 2038 Notes are outstanding as of the date hereof; and

      (iv) the Indenture, dated as of March 29, 2006, as amended by the First Supplemental Indenture, dated as of March 29, 2006 (as so amended, the "2016 Indenture" and together with the Convertible Indentures, the "Indentures"), which provides for the issuance of up to $1,000,000,000 principal amount of the Issuers' 5.90% Senior Notes due 2016 (the "2016 Notes" and together with the Convertible Notes, the "Notes"), of which $1 billion aggregate principal amount are outstanding as of the date hereof; and

      WHEREAS, Resigning Trustee has been acting as Trustee under the Indentures; and

      WHEREAS, Section 7.10 of each of the Convertible Indentures and Section
7.8 of the 2016 Indenture provides that Resigning Trustee may resign at any time by giving written notice thereof to the Issuers; and

      WHEREAS, Section 7.10 of each of the Convertible Indentures and Section
7.8 of the 2016 Indenture further provides that the Issuers shall promptly appoint a successor Trustee to fill a vacancy in the office of Trustee under each of the Indentures; and

      WHEREAS, Section 7.11 of each of the Convertible Indentures and Section
7.8 of the 2016 Indenture further provide that any successor Trustee appointed in accordance with the each of the Indentures shall execute, acknowledge and deliver to the Issuers and the predecessor Trustee an instrument accepting such appointment under the Indenture, and thereupon the resignation of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all rights, power, duties and obligations of its predecessor under each Indenture; and

      WHEREAS, the Issuers wish to appoint Successor Trustee as successor Trustee, Registrar, Conversion Agent, Paying Agent, Bid Solicitation Agent and the office or agency where notices and demands to or upon the Issuers in respect of the Convertible Notes and the Convertible Indentures may be served (the "Agent") under each of the Convertible Indentures and as successor Trustee, Registrar, Paying Agent and Service Agent under the 2016 Indenture to succeed Resigning Trustee in such capacities; and

      WHEREAS, Successor Trustee is willing to accept such appointment as successor Trustee, Registrar, Conversion Agent, Paying Agent, Bid Solicitation Agent and Agent under each of the Convertible Indentures and as successor Trustee, Registrar, Paying Agent and Service Agent under the 2016 Indenture on the terms and conditions set forth herein and under the Indentures; and

      WHEREAS, Successor Trustee is eligible to act as successor Trustee under each of the Indentures;

      NOW, THEREFORE, pursuant to the provisions of the Indentures and in consideration of the covenants herein contained, it is agreed among each of the Issuers, Resigning Trustee and Successor Trustee as follows:

1.    Pursuant to Section 7.10(a) of each of the Convertible Indentures and
      Section 7.8 of the 2016 Indenture, Resigning Trustee hereby resigns as Trustee under each of the Indentures. Resigning Trustee hereby also resigns as Registrar, Conversion Agent, Paying Agent, Bid Solicitation Agent and Agent under each of the Convertible Indentures and as Registrar, Paying Agent and Service Agent under the 2016 Indenture.

2. Resigning Trustee hereby assigns, transfers, delivers and confirms to Successor Trustee all rights, powers, duties and obligations of the Trustee under the Indentures.

3.    Resigning Trustee represents and warrants to Successor Trustee that:


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      (a)   Resigning Trustee has made, or promptly will make, available to
            Successor Trustee originals, if available, or copies in its possession, of all documents relating to the trust created by each of the Indentures (collectively, the "Trusts") and all information in the possession of its corporate trust department relating to the administration and status of the Trusts;

      (b) to the best of the knowledge of the Responsible Officers of Resigning Trustee assigned to its corporate trust department, no default or Event of Default or any event which upon notice or lapse of time or both would become and Event of Default under each of the Indentures has occurred and is continuing; and

      (c) no covenant or condition contained in the Indentures has been waived by Resigning Trustee or, to the best of the knowledge of the Responsible Officers of Resigning Trustee assigned to its corporate trust department, by the holders of the percentage in aggregate principal amount of the Notes required by each of the Indentures to effect any such waiver.

4. The Issuers hereby accept the resignation of Resigning Trustee as Trustee, Registrar, Conversion Agent, Paying Agent, Bid Solicitation Agent and Agent under each of the Convertible Indentures and as Trustee, Registrar, Paying Agent and Service Agent under the 2016 Indenture. Pursuant to the authority vested in each of them by Section 7.10 of each of the Convertible Indentures and Section 7.8 of the 2016 Indenture and by resolutions of each of their respective Boards of Directors, a duly appointed committee thereof, or a duly appointed officer, dated October 5, 2006, which are attached hereto as Exhibit A, each of the Issuers hereby appoints Successor Trustee as successor Trustee under each of the Indentures, with all the estate, properties, rights, powers, trusts, duties and obligations heretofore vested in Resigning Trustee under each of the Indentures. Each of the Issuers also hereby appoints Successor Trustee as successor Registrar, Conversion Agent, Paying Agent, Bid Solicitation Agent and Agent under each of the Convertible Indentures and as successor Registrar, Paying Agent and Service Agent under the 2016 Indenture.

5. The Issuers hereby certify that Exhibit A annexed hereto are copies of the resolutions duly adopted by each of the Issuer's respective Boards of Directors, a duly appointed committee thereof, or a duly appointed officer, which authorize certain officers of the Issuers to: (a) accept Resigning Trustee's resignation as Trustee under the Indentures; (b) appoint Successor Trustee as Trustee under the Indentures; and (c) execute and deliver such agreements and other instruments as may be necessary or desirable to effectuate the succession of Successor Trustee as Trustee under the Indentures.

6. Each of the Issuers represents and warrants, severally and not jointly, to Resigning Trustee and Successor Trustee that:

      (a) it is validly organized and existing under the laws of the state of its incorporation;

      (b)   the Notes were validly and lawfully issued;


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

      (c) it has performed or fulfilled each covenant, agreement and condition on its part to be performed or fulfilled under each of the Indentures;

      (d) no default or Event of Default or any event which upon notice or lapse of time or both would become and Event of Default under each of the Indentures has occurred and is continuing;

      (e) it has not appointed any paying agents, registrars, conversion agents, service agents or bid solicitation agents under the Indentures other than Resigning Trustee;

      (f) it will continue to perform the obligations undertaken by it under each of the Indentures; and

      (g) promptly after the execution and delivery of this Agreement, the Issuers will mail or cause to be mailed to each holder of the Notes a Notice of Resignation of Trustee and Appointment of Successor Trustee, forms of which are attached hereto as Exhibit B-1 through Exhibit B-4.

7. Successor Trustee represents and warrants to Resigning Trustee and the Issuers that it is qualified and eligible to act as Trustee under Sections
      7.08 and 7.09 of each of the Convertible Indentures and Section 7.10 of the 2016 Indenture.

8. Successor Trustee hereby accepts its appointment as successor Trustee, Registrar, Conversion Agent, Paying Agent, Bid Solicitation Agent and Agent under each of the Convertible Indentures and as successor Trustee, Registrar, Paying Agent and Service Agent under the 2016 Indenture, and accepts the Trusts created thereby, and assumes all rights, powers, duties and obligations of the Trustee, Registrar, Conversion Agent, Paying Agent, Bid Solicitation Agent and Agent under each of the Convertible Indentures and of the Trustee, Registrar, Paying Agent and Service Agent under the 2016 Indenture. Successor Trustee will perform said Trusts and will exercise said rights, powers, duties and obligations upon the terms and conditions set forth in each of the Indentures.

9. Successor Trustee hereby accepts the designation of its Corporate Trust Office as the office or agency of the Issuers in New York, New York where the Notes may be presented for payment, registration of transfer or conversion.

10. Pursuant to the written request of Successor Trustee and the Issuers hereby made, Resigning Trustee, upon payment of its outstanding charges, confirms, assigns, transfers and sets over to Successor Trustee, as successor Trustee under each of the Indentures, upon the Trust expressed in each of the Indentures, any and all moneys and all the rights, powers, duties and obligations which Resigning Trustee now holds under and by virtue of each of the Indentures.

11. The Issuers and Resigning Trustee hereby agree, upon the request of Successor Trustee, to execute, acknowledge and deliver such further instruments of conveyance and assurance and to do such other things as may be reasonably required for more fully and certainly vesting and confirming in Successor Trustee all of the rights and powers of


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

      Resigning Trustee as Trustee, Registrar, Conversion Agent, Paying Agent, Bid Solicitation Agent and Agent under each of the Convertible Indentures and as Trustee, Registrar, Paying Agent and Service Agent under the 2016 Indenture.

12. Resigning Trustee agrees to indemnify Successor Trustee and save Successor Trustee harmless from and against any and all costs, claims, liabilities, losses or damages whatsoever (including the reasonable fees, expenses and disbursements of Successor Trustee's counsel and other advisors), that Successor Trustee suffers or incurs without negligence or bad faith on its part arising out of actions or omissions of Resigning Trustee. Successor Trustee will furnish to Resigning Trustee, promptly after receipt, all papers with respect to any action the outcome of which would make operative the indemnity provided for in this Section. Successor Trustee shall notify Resigning Trustee promptly in writing (and, in any event, within no later than 10 days) of any claim for which it may seek indemnity. Resigning Trustee shall have the option to defend the claim and Successor Trustee shall cooperate fully in the defense. If Resigning Trustee shall assume the defense, then Resigning Trustee shall not pay for separate counsel of Successor Trustee. Resigning Trustee shall not be obligated to pay for any settlement made without its consent.

13. Capitalized terms not otherwise defined in this Agreement shall have the definitions given thereto in the Indentures.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York without giving effect to the principles of conflict of laws.

15. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

16. This Agreement may be simultaneously executed in any number of counterparts. Each such counterpart so executed shall be deemed to be an original, but all together shall constitute but one and the same instrument.

17. This Agreement and the resignation, appointment and acceptance effected hereby shall be effective as of the close of business on the date first above written, upon the execution and delivery hereof by each of the parties hereto, and any and all payments required to be made by the Trustee under the Indentures shall be made by the Successor Trustee following such effectiveness.

18. Notwithstanding the resignation of Resigning Trustee effected hereby, the Issuers shall remain obligated under Section 7.06 of each of the Convertible Indentures and Section 7.7 of the 2016 Indenture to compensate, reimburse and indemnify Resigning Trustee in connection with its prior trusteeships under the Indentures. The Issuers also acknowledge and reaffirm their obligations to Successor Trustee as set forth in
      Section 7.06 of each of the Convertible Indentures and Section 7.7 of the 2016 Indenture, which obligations shall survive the execution hereof.


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19.   All notices, whether faxed or mailed, will be deemed received when sent pursuant to the following instructions:

                  TO RESIGNING TRUSTEE:
                           Mr. James R. Lewis
                           Vice President
                           JPMorgan Chase Bank, N.A.
                           Worldwide Securities Services
                           4 New York Plaza
                           New York, New York 10004
                           Fax: (212) 623-6624
                           Tel: (212) 623-6759

                  TO SUCCESSOR TRUSTEE:

                           Deutsche Bank Trust Company Americas
                           Trust & Securities Services
                           60 Wall Street, 27th Floor
                           MS: NYC60-2710
                           New York, NY 10005
                           Fax. (212) 250-8622

                  with a copy to:

                           Deutsche Bank National Trust Company
                           Trust & Securities Services
                           25 DeForest Avenue
                           Mail Stop: SUM01-0105
                           Summit, NJ 07901
                           Fax: (732) 578-4635
                           Tel: (908) 608-3183

                  TO THE ISSUERS:
                           General Counsel
                           Omnicom Group Inc.
                           Omnicom Capital Inc.
                           Omnicom Finance Inc.
                           437 Madison Avenue
                           New York, NY 10022
                           Fax: (212) 415-3530
                           Tel: (212) 415-3600

                     [remainder of page intentionally blank]


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      IN WITNESS WHEREOF, the parties hereto have caused this Instrument of
Resignation, Appointment and Acceptance to be duly executed as of the day and year first above written.

                           OMNICOM GROUP INC.

                           By: /s/ Michael J. O'Brien
                              --------------------------------------------------
                              Name: Michael J. O'Brien
                              Title: Senior Vice President, General
                                     Counsel and Secretary

                           OMNICOM CAPITAL INC.

                           By: /s/ Michael J. O'Brien
                              --------------------------------------------------
                              Name: Michael J. O'Brien
                              Title: Secretary

                           OMNICOM FINANCE INC.

                           By: /s/ Michael J. O'Brien
                              --------------------------------------------------
                              Name: Michael J. O'Brien
                              Title: Secretary

                           JPMORGAN CHASE BANK, N.A., as
                           Resigning Trustee

                           By: /s/ J.R. Lewis
                              --------------------------------------------------
                              Name: J.R. Lewis
                              Title: Vice President

                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                           as Successor Trustee

                           By: /s/ Wanda Camacho
                              --------------------------------------------------
                              Name: Wanda Camacho
                              Title: Vice President

                           By: /s/ Annie Jaghatspanyan
                              --------------------------------------------------
                              Name: Annie Jaghatspanyan
                              Title: Assistant Vice President